PRUDENTIAL EUROPE GROWTH FUND, INC.

-------------------------------------------------------------------------------

PROSPECTUS DATED JULY 1, 1998

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Prudential Europe Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity related securities (including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships) of companies domiciled in Europe. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies, groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its investment objective and policies, including its European orientation, the Fund is subject to greater investment risks than certain other mutual funds. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated July 1, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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Investors are advised to read the Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS PRUDENTIAL EUROPE GROWTH FUND, INC.?

  Prudential Europe Growth Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity related securities of companies domiciled in Europe. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  Under normal circumstances, the Fund anticipates that at least 65% of its total assets will consist of equity related securities of companies domiciled in Europe. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may invest in developing countries, and in countries with new or developing capital markets such as those in Eastern and Central Europe. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in U.S. Government securities and securities of domestic companies, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 11. The Fund is permitted to invest up to 25% of its net assets in lower quality foreign convertible debt securities provided that such securities have a minimum rating of at least B as determined by a nationally recognized securities rating organization (NRSRO), such as Standard & Poor's Ratings Group or another NRSRO or, if unrated, are of equivalent quality. Lower rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)" at page 12. The Fund may also engage in various hedging and return enhancement strategies, including the use of derivatives transactions. See "How the Fund Invests-- Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

 WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $65 billion. The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser), through a Sub-Investment Management Agreement with PRICOA Asset Management Ltd., furnishes investment advisory services in connection with the management of the Fund. See "How the Fund is Managed--Manager" at page 17.

 WHO DISTRIBUTES THE FUND'S SHARES?

  On and after July 1, 1998, Prudential Investment Management Services LLC will act as Distributor of the Fund's Class A, Class B, Class C and Class Z shares. Before July 1, 1998, Prudential Securities Incorporated (Prudential Securities) served as Distributor of Fund shares. Prudential Securities and Prudential Investment Management Services LLC are each referred to as the Distributor. The Distributor is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 18.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 35.

HOW DO I PURCHASE SHARES?

 You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share
(NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 20 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares through this Prospectus:

  .Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

  .Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  .Class C Shares:  Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class. Sold without either an initial sales charge or CDSC to a

  .Class Z Shares:  limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 25.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after the Transfer Agent or the Distributor receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide-- How to Sell Your Shares" at page 29. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

 The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                                 FUND EXPENSES



SHAREHOLDER                              CLASS A SHARES               CLASS B SHARES                       CLASS C SHARES
TRANSACTION EXPENSES+                    -------------- ------------------------------------------- ----------------------------
 Maximum Sales Load
  Imposed on
  Purchases (as a
  percentage of
  offering price)....                         5.00%                        None                                 None
 Maximum Sales Load
  or Deferred Sales
  Load Imposed on
  Reinvested
  Dividends..........                         None                         None                                 None
 Maximum Deferred
  Sales Load (as a
  percentage of
  original purchase
  price or
  redemption
  proceeds,                                                5% during the first year, decreasing
  whichever is                                             by 1% annually to 1% in the fifth and       1% on redemptions made
  lower).............                         None      the sixth years and 0% in the seventh year* within one year of purchase.
 Redemption Fees.....                         None                         None                                 None
 Exchange Fees.......                         None                         None                                 None
ANNUAL FUND OPERATING                    CLASS A SHARES               CLASS B SHARES                       CLASS C SHARES
EXPENSES                                 -------------- ------------------------------------------- ----------------------------
(as a percentage of average net assets)
 Management Fees.....                          .75%                         .75%                                 .75%
 12b-1 Fees+.........                          .25%++                      1.00%                                1.00%
 Other Expenses......                          .39%                         .39%                                 .39%
                                              ----                         ----                                 ----
 Total Fund
  Operating
  Expenses...........                         1.39%++                      2.14%                                2.14%
                                              ====                         ====                                 ====
SHAREHOLDER                              CLASS Z SHARES
TRANSACTION EXPENSES+                    --------------
 Maximum Sales Load
  Imposed on
  Purchases (as a
  percentage of
  offering price)....                         None
 Maximum Sales Load
  or Deferred Sales
  Load Imposed on
  Reinvested
  Dividends..........                         None
 Maximum Deferred
  Sales Load (as a
  percentage of
  original purchase
  price or
  redemption
  proceeds,
  whichever is
  lower).............                         None
 Redemption Fees.....                         None
 Exchange Fees.......                         None
ANNUAL FUND OPERATING                    CLASS Z SHARES
EXPENSES                                 --------------
(as a percentage of average net assets)
 Management Fees.....                          .75%
 12b-1 Fees+.........                         None
 Other Expenses......                          .39%
                                         --------------
 Total Fund
  Operating
  Expenses...........                         1.14%
                                              ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  EXAMPLE                                        ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return and (2) redemption at the end of each
   time period:
   Class A.....................................   $63     $92    $122     $208
   Class B.....................................   $72     $97    $125     $219
   Class C.....................................   $32     $67    $115     $247
   Class Z.....................................   $12     $36    $ 63     $138
  You would pay the following expenses on the
   same investment, assuming no redemption:
   Class A.....................................   $63     $92    $122     $208
   Class B.....................................   $22     $67    $115     $219
   Class C.....................................   $22     $67    $115     $247
   Class Z.....................................   $12     $36    $ 63     $138

 The above example is based on data for the Fund's fiscal year ended April 30, 1998. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
 ----------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."
 ++ Although the Class A Distribution and Service Plan provides that the
    Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has voluntarily limited its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares. The Distributor may voluntarily terminate this waiver at any time. Total operating expenses without such limitation would have been 1.44%. See "How the Fund is Managed--Distributor."

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS A SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                    CLASS A
                                        ------------------------------------
                                                                    JULY 13,
                                                                    1994(B)
                                              YEAR ENDED            THROUGH
                                               APRIL 30,             APRIL
                                        ---------------------------   30,
                                        1998(C)     1997    1996(C) 1995(C)
                                        -------    -------  ------- --------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period.............................. $ 15.46    $ 13.69  $ 11.77 $  11.40
                                        -------    -------  ------- --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss)...........     .01        .09      .06      .01
  Net realized and unrealized gain on
   investment and foreign currency
   transactions........................    6.38       2.24     1.86      .36
                                        -------    -------  ------- --------
  Total from investment operations.....    6.39       2.33     1.92      .37
                                        -------    -------  ------- --------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income...................    (.14)       --       --       --
  Distributions paid to shareholders
   from net realized gains on
   investment and foreign currency
   transactions........................   (1.80)      (.56)     --       --
                                        -------    -------  ------- --------
  Total distributions..................   (1.94)      (.56)     --       --
                                        -------    -------  ------- --------
  Net asset value, end of period....... $ 19.91    $ 15.46  $ 13.69 $  11.77
                                        =======    =======  ======= ========
  TOTAL RETURN(D):.....................  44.93%     17.20%   16.31%    3.25%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...... $55,507    $38,807  $47,789 $ 41,963
  Average net assets (000)............. $42,885    $37,834  $47,183 $ 29,598
  Ratios to average net assets:
   Expenses, including distribution
    fees...............................   1.39%      1.36%    1.53% 1.84%(a)
   Expenses, excluding distribution
    fees...............................   1.14%      1.11%    1.28% 1.59%(a)
   Net investment income (loss)........    .08%       .57%     .44%  .06%(a)
  Portfolio turnover rate..............     50%        31%      65%      25%
  Average commission rate per share.... $0.0260(e) $0.0463  $0.0233      N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS B SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                  CLASS B
                                    -----------------------------------------
                                                                    JULY 13,
                                            YEAR ENDED               1994(B)
                                            APRIL 30,                THROUGH
                                    ------------------------------  APRIL 30,
                                    1998(C)       1997    1996(C)    1995(C)
                                    --------    --------  --------  ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period.........................  $  15.12    $  13.49  $  11.69  $   11.40
                                    --------    --------  --------  ---------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment gain (loss)......      (.11)       (.04)     (.04)      (.06)
  Net realized and unrealized gain
   on investment and foreign
   currency transactions..........      6.15        2.23      1.84        .35
                                    --------    --------  --------  ---------
  Total from investment
   operations.....................      6.04        2.19      1.80        .29
                                    --------    --------  --------  ---------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income..............      (.01)        --        --         --
  Distributions paid to
   shareholders from net realized
   gains on investment and foreign
   currency transactions..........     (1.80)       (.56)      --         --
                                    --------    --------  --------  ---------
  Total distributions.............     (1.81)       (.56)      --         --
                                    --------    --------  --------  ---------
  Net asset value, end of period..  $  19.35    $  15.12  $  13.49  $   11.69
                                    ========    ========  ========  =========
  TOTAL RETURN(D):................    43.25%      16.41%    15.40%      2.54%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)..........................  $175,857    $139,277  $125,868  $ 106,081
  Average net assets (000)........  $147,492    $133,135  $122,255  $  85,623
  Ratios to average net assets:
   Expenses, including
    distribution fees.............     2.14%       2.11%     2.28%   2.59%(a)
   Expenses, excluding
    distribution fees.............     1.14%       1.11%     1.28%   1.59%(a)
   Net investment income (loss)...    (.69)%      (.27)%    (.33)%  (.71)%(a)
   Portfolio turnover rate........       50%         31%       65%        25%
  Average commission rate per
   share..........................  $ 0.0260(e) $ 0.0463  $ 0.0233        N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS C SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                  CLASS C
                                     --------------------------------------
                                                                  JULY 13,
                                           YEAR ENDED              1994(B)
                                            APRIL 30,              THROUGH
                                     ---------------------------  APRIL 30,
                                     1998(C)     1997    1996(C)   1995(C)
                                     -------    -------  -------  ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $ 15.12    $ 13.49  $ 11.69  $   11.40
                                     -------    -------  -------  ---------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss).......     (.11)      (.04)    (.04)      (.06)
  Net realized and unrealized gain
   on investment and foreign
   currency transactions...........     6.18       2.23     1.84        .35
                                     -------    -------  -------  ---------
  Total from investment
   operations......................     6.07       2.19     1.80        .29
                                     -------    -------  -------  ---------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income...............     (.01)       --       --         --
  Distributions paid to
   shareholders from net realized
   gains on investment and foreign
   currency transactions...........    (1.80)      (.56)     --         --
                                     -------    -------  -------  ---------
  Total distributions..............    (1.81)      (.56)     --         --
                                     -------    -------  -------  ---------
  Net asset value, end of period...  $ 19.38    $ 15.12  $ 13.49  $   11.69
                                     =======    =======  =======  =========
  TOTAL RETURN(D):.................   43.55%     16.41%   15.40%      2.54%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)..  $11,122    $ 8,010  $ 7,741  $   7,260
  Average net assets (000).........  $ 8,526    $ 8,002  $ 7,768  $   6,094
  Ratios to average net assets:
   Expenses, including distribution
    fees...........................    2.14%      2.11%    2.28%   2.59%(a)
   Expenses, excluding distribution
    fees...........................    1.14%      1.11%    1.28%   1.59%(a)
   Net investment income (loss)....   (.66)%     (.25)%   (.30)%  (.71)%(a)
   Portfolio turnover rate.........      50%        31%      65%        25%
  Average commission rate per
   share...........................  $0.0260(e) $0.0463  $0.0233        N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS Z SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the period ended April 30, 1996 has been audited by other independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services-- Reports to Shareholders."


                                                        CLASS Z
                                                ----------------------------
                                                                    JULY 15,
                                                                    1996(B)
                                                  YEAR ENDED        THROUGH
                                                   APRIL 30,         APRIL
                                                ------------------    30,
                                                1998(C)     1997    1996(C)
                                                -------    -------  --------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......... $ 15.51    $ 13.68  $  13.40
                                                -------    -------  --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss)...................     .04        .02       .28
  Net realized and unrealized gain on
   investment and foreign currency
   transactions................................    6.37       2.37       --
                                                -------    -------  --------
  Total from investment operations.............    6.41       2.39       .28
                                                -------    -------  --------
  LESS DISTRIBUTIONS
  Distributions in excess of net investment
   income......................................   (.19)        --        --
  Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.......................  (1.80)       (.56)      --
                                                -------    -------  --------
  Total distributions..........................  (1.99)       (.56)      --
                                                -------    -------  --------
  Net asset value, end of period............... $ 19.93    $ 15.51  $  13.68
                                                =======    =======  ========
  TOTAL RETURN(D):.............................  44.95%     17.66%     2.09%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).............. $ 3,090    $11,949  $ 204(e)
  Average net assets (000)..................... $12,148    $ 7,958  $ 203(e)
  Ratios to average net assets:
   Expenses, including distribution fees.......   1.14%      1.11%  1.28%(a)
   Expenses, excluding distribution fees.......   1.14%      1.11%  1.28%(a)
   Net investment income (loss)................    .26%       .22%   .54%(a)
   Portfolio turnover rate.....................     50%        31%       65%
  Average commission rate per share............ $0.0260(f) $0.0463  $ 0.0233

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Figures are actual and not rounded to the nearest thousand.
 (f) Unaudited.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

 THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY RELATED SECURITIES OF COMPANIES DOMICILED IN EUROPE. EUROPEAN COUNTRIES INCLUDE AUSTRIA, BELGIUM, BULGARIA, THE CZECH REPUBLIC, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, HUNGARY, IRELAND, ITALY, LUXEMBOURG, THE NETHERLANDS, NORWAY, POLAND, PORTUGAL, ROMANIA, RUSSIA, SLOVAKIA, SPAIN, SWEDEN, SWITZERLAND, TURKEY AND THE UNITED KINGDOM. Equity related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. THE FUND ANTICIPATES THAT, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS WILL CONSIST OF EQUITY SECURITIES OF EUROPEAN COMPANIES. THE FUND MAY INVEST IN THE EQUITY SECURITIES OF COMPANIES DOMICILED IN ANY COUNTRY WITHIN EUROPE THAT THE INVESTMENT ADVISER BELIEVES TO BE STABLE. THERE IS NO LIMIT ON THE PERCENTAGE OF FUND ASSETS THAT MAY BE INVESTED IN ANY SINGLE COUNTRY. UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST THE REMAINDER OF ITS ASSETS IN EQUITY RELATED SECURITIES OF ISSUERS DOMICILED OUTSIDE OF EUROPE, DEBT OBLIGATIONS, REPURCHASE AGREEMENTS AND MAY HOLD CASH, SUBJECT TO THE LIMITATIONS DESCRIBED HEREIN, OR THE FUND MAY ENGAGE IN VARIOUS DERIVATIVES TRANSACTIONS, INCLUDING OPTIONS IN EQUITY SECURITIES, FINANCIAL INDICES, FOREIGN CURRENCIES AND FOREIGN CURRENCY EXCHANGE CONTRACTS, AND MAY PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES, GROUPS OF CURRENCIES AND FINANCIAL OR STOCK INDICES TO HEDGE ITS PORTFOLIO AND ATTEMPT TO ENHANCE RETURN. The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Fund's investment adviser, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

 THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT. INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

 AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

 THE FUND MAY INVEST IN DEVELOPING COUNTRIES, AND IN COUNTRIES WITH NEW OR DEVELOPING CAPITAL MARKETS, SUCH AS THOSE IN EASTERN AND CENTRAL EUROPE. These countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established countries and markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below.

 UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF ISSUERS DOMICILED OR DOING BUSINESS OUTSIDE OF EUROPE. Such investments may include (i) securities of companies in countries which are linked by tradition, economic markets, cultural similarities or geography to Europe and (ii) securities of companies which have operations in Europe or which stand to benefit from political and economic events in Europe. For example, the Fund may invest in a company domiciled or doing business outside of Europe when the Fund's investment adviser believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in Europe even though the company's production facilities are located outside of Europe.

 UNDER NORMAL CONDITIONS, THE FUND MAY ALSO INVEST UP TO 35% OF ITS TOTAL ASSETS IN DEBT OBLIGATIONS, INCLUDING OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, OR BY FOREIGN GOVERNMENTS OR SUPRANATIONAL ORGANIZATIONS, OBLIGATIONS ISSUED BY BANKS AND CORPORATIONS AND OTHER DEBT OBLIGATIONS. These obligations may be denominated in U.S. dollars or in foreign currencies. The issuers of such securities may or may not be domiciled in Europe. Supranational organizations include entities such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

 The Fund will purchase "investment grade" debt obligations. Investment grade debt obligations are bonds and other obligations rated within the four highest quality grades as determined by Moody's Investors Service, Inc. (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIG 1, MIG 2, MIG 3 and MIG 4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or, in unrated securities of equivalent quality as determined by the investment adviser. See the "Description of Security Ratings" in the Appendix to this Prospectus. The Fund is permitted to invest up to 25% of its net assets in lower quality, foreign convertible debt securities provided that such securities have a minimum rating of at least B as determined by one NRSRO or, if unrated, are deemed by the investment adviser to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Lower rated debt securities are subject to a greater risk of loss of principal and interest. See "Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

 THE FUND MAY INVEST IN SECURITIES NOT LISTED ON SECURITIES EXCHANGES. THESE SECURITIES WILL GENERALLY HAVE AN ESTABLISHED MARKET (SUCH AS THE OVER-THE-COUNTER MARKET), THE DEPTH AND LIQUIDITY OF WHICH MAY VARY FROM TIME TO TIME AND FROM SECURITY TO SECURITY. SEE "OTHER INVESTMENTS AND POLICIES--ILLIQUID SECURITIES" BELOW.

 In addition to analyzing the companies in which investments are made, the investment adviser also considers such factors as: prospects for economic growth for each foreign country; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country.

 IN ADDITION TO PURCHASING EQUITY SECURITIES OF EUROPEAN ISSUERS, THE FUND MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS
(EDRS) OR OTHER SECURITIES CONVERTIBLE INTO SECURITIES OF CORPORATIONS DOMICILED IN EUROPE. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below.

 THE FUND MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

 AS INDICATED ABOVE, WHEN CONDITIONS DICTATE A DEFENSIVE STRATEGY (WHICH DURING PERIODS OF MARKET VOLATILITY COULD BE FOR AN EXTENDED PERIOD OF TIME), THE FUND MAY INVEST TEMPORARILY, WITHOUT LIMIT, IN HIGH QUALITY MONEY MARKET INSTRUMENTS OF UNITED STATES AND NON-UNITED STATES ISSUERS (INCLUDING, WITH RESPECT TO UNITED STATES ISSUERS, REPURCHASE AGREEMENTS MATURING IN SEVEN DAYS OR LESS). The Fund will only invest in money market instruments that have short term ratings in at least the second highest category by at least one NRSRO or are issued by companies that have outstanding debt securities rated at least investment grade by an NRSRO or in unrated securities of issuers that the Fund's investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's or BBB by S&P, for example, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. See "Description of Security Ratings" in the Appendix.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

 FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

 ALTHOUGH THE FUND INTENDS TO INVEST PRIMARILY IN EQUITY RELATED SECURITIES, IT MAY INVEST IN DEBT SECURITIES OF FOREIGN ISSUERS. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and are of similar quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

 ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S
INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

 If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency.

Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

 SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY AND FIXED-INCOME MARKETS OF DEVELOPING COUNTRIES (EG., EASTERN AND CENTRAL EUROPE) INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

RISK FACTORS RELATING TO INVESTING IN FOREIGN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)

 Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities, commonly referred to as "junk" bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

 Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

 Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

 THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES INCLUDING DERIVATIVE TRANSACTIONS TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

 OPTIONS TRANSACTIONS

 THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on equity securities, financial indices (e.g., S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information.

 A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver to the purchaser, depending upon the terms of the option contract, the underlying securities or currency upon receipt of the exercise price or a specified amount of cash. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

 A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price or deliver a specified amount of cash to the purchaser. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

 THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) segregates cash or other liquid, unencumbered assets, marked to market daily with a value sufficient at all times to cover its obligations. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information. There is no limitation on the amount of options the Fund may write.

 FORWARD CURRENCY EXCHANGE CONTRACTS

 THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

 THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objective and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

 FUTURES CONTRACTS AND OPTIONS THEREON

 THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING, RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a European economic cooperative organization. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

 The Fund may not purchase or sell futures contracts and related options for return enhancement or risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

 THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET, REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies being hedged is imperfect, and there is a risk that the value of the indices or currencies being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

 The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

 PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. The Fund, and thus investors, may lose money through any unsuccessful use of the strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

 The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

OTHER INVESTMENTS AND POLICIES

 CONVERTIBLE SECURITIES

 A CONVERTIBLE SECURITY IS A BOND OR PREFERRED STOCK WHICH MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OF THE SAME OR A DIFFERENT ISSUER. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities rated below investment grade. See "Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)."

 In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

 REPURCHASE AGREEMENTS

 The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

 BORROWING

 The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.

 SEGREGATED ACCOUNTS

 The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

 ILLIQUID SECURITIES

 The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

 The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. The Fund may sell OTC options on U.S. Government securities only to qualified dealers who agree that the Fund may repurchase options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Investment Objective and Policies-- Illiquid Securities" in the Statement of Additional Information.

 PORTFOLIO TURNOVER

 As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will segregate cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

 SECURITIES LENDING

 The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information.

 SHORT SALES AGAINST-THE-BOX

 The Fund may make short sales against-the-box for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


 THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the fiscal year ended April 30, 1998, total expenses of Class A, Class B, Class C and Class Z shares as a percentage of average net assets were 1.39%, 2.14%, 2.14% and 1.14%, respectively. See "Financial Highlights."

MANAGER

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
0.75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY. FOR THE FISCAL YEAR ENDED APRIL 30, 1998, THE FUND PAID MANAGEMENT FEES TO PMF AND PIFM OF .75% OF THE FUND'S AVERAGE DAILY NET ASSETS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $65 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), PI THROUGH A SUB-INVESTMENT MANAGEMENT AGREEMENT WITH PRICOA ASSET MANAGEMENT LTD. (PRICOA AND COLLECTIVELY WITH PI, THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. PI reimburses PRICOA, and PIFM reimburses PI, for its reasonable costs and expenses incurred in providing such services. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. In October 1997, portfolio management for the Fund was assumed by Stephen F. Auth, William E. Higgins and Jean-Yves Chereau, as co-managers.

 Stephen F. Auth is Senior Managing Director of PI. He manages global equity portfolios for institutional clients, including The Prudential Insurance Company of America (Prudential), as well as Prudential Global Genesis Fund, Inc. and Prudential Pacific Growth Fund, Inc. Mr. Auth has co-managed the Fund's portfolio since October 1997 and has been employed by PI as a portfolio manager since 1985. Mr. Auth heads PI's global and international investment management organization. Mr. Auth is a Chartered Financial Analyst.

 William E. Higgins is a Vice President of PI and, since 1991, has been a member of PI's global equity investment team. His primary focus is on stocks in Europe. Mr. Higgins has served as co-manager of the Fund since October 1997.

 Jean-Yves Chereau is a Managing Director of PI and, since June 1997, has been responsible for managing European stocks. Mr. Chereau has been employed by PI since 1992, and has served as a portfolio manger since 1994. Prior to joining PI, Mr. Chereau was employed by Goldman Sachs International in London, where he worked as a securities analyst. Mr. Chereau has served as co-manager of the Fund since October 1997.

 PIFM, PI and PRICOA are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

 PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND, UNTIL APPROXIMATELY JULY 1, 1998, SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. ON OR ABOUT JULY 1, 1998, PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), THREE GATEWAY CENTER, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, WILL BEGIN ACTING AS THE FUND'S DISTRIBUTOR. PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Financial Advisors of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor, Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 The distribution and/or service fees may be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

 Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each such class to the sales of all Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

 PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. The Distributor has voluntarily waived a portion of its distribution fee for the Class A shares as described above under "Distributor." This voluntary waiver may be terminated at any time without notice. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

 Affiliates of the Distributor may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

 Prudential Mutual Fund Services LLC (the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. The Transfer Agent is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

 The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those outside service providers, will be adapted in time for the event.


                        HOW THE FUND VALUES ITS SHARES


 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued based on market quotations or, if not readily available or, if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


 FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


 TAXATION OF THE FUND

 THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

 The Fund may, from time to time, invest in corporations treated for federal income tax purposes as passive foreign investment companies ("PFICs"). PFICs are foreign corporations which own mostly passive assets or that derive a majority of their income from passive sources. The Fund's investments in PFICs are subject to special tax provisions that may subject the Fund to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

 TAXATION OF SHAREHOLDERS

 All dividends out of net taxable investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders and properly designated by the Fund will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum corporate tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and for securities held more than 18 months is 20%. Legislation pending before Congress would extend the maximum rate of 20% to securities held more than one year. The maximum tax rate for individual shareholders for ordinary income is 39.6%.

 The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be "passed through" to shareholders who may then have the option of claiming such taxes as either a deduction or a tax credit. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any loss, however, on the sale, exchange or redemption of shares that are held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

 Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to take into account certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

 Distributions by the Fund to a shareholder that is a qualified retirement plan would generally not be taxable to participants in the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations; therefore, potential investors are urged to consult with their own tax advisors.

 The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

 WITHHOLDING TAXES

 Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

 SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE OR LOCAL TAXES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES ON AN ANNUAL BASIS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that Class A, Class B and Class C shares will bear their own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial advisor to elect to receive dividends and distributions in cash.

 IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

 THE FUND IS AUTHORIZED TO OFFER 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, EACH CONSISTING OF 500 MILLION AUTHORIZED SHARES. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

 The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution for service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose Class Z shares are not subject to any distribution or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

 YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES AND PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

 Application forms can be obtained from the Transfer Agent or the Distributor. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

 Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

 Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to Bankers Trust Company, New York; ABA number: 021-001-033; A/C: Brown Brothers Harriman & Co., New York, Account: 01-501-026; REF: Prudential Europe Growth Fund, Inc., Account: 8114597. You should specify on the wire the account number assigned by the Transfer Agent and your name and identify the class in which you are eligible to invest. (Class A, Class B, Class C or Class Z shares).

 If you arrange for receipt by Bankers Trust of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

 In making a subsequent purchase order by wire, you should wire Bankers Trust directly and should be sure that the wire specifies Prudential Europe Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

 THE FUND OFFERS FOUR CLASSES OF SHARES THROUGH THIS PROSPECTUS (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                  ANNUAL 12B-1 FEES
                                               (AS A % OF AVERAGE DAILY
                     SALES CHARGE                    NET ASSETS)                OTHER INFORMATION
         ------------------------------------ -------------------------- --------------------------------
Class A  Maximum initial sales charge of      .30 of 1% (currently being Initial sales charge waived or
         5% of the public offering price      charged at a rate of .25   reduced for certain purchases
                                              of 1%)
Class B  Maximum contingent deferred          1%                         Shares convert to Class A
         sales charge or CDSC of 5% of                                   shares approximately seven years
         the lesser of the amount invested                               after purchase
         or the redemption proceeds; declines
         to zero after six years
Class C  Maximum CDSC of 1% of the            1%                         Shares do not convert to
         lesser of the amount invested or                                another class
         the redemption proceeds on
         redemptions made within one year
         of purchase.
Class Z  None                                 None                       Sold to a limited group
                                                                         of investors

 The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which are not subject to any distribution or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class, (iii) only Class B shares have a conversion feature and (iv) Class Z shares are offered exclusively for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

 Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares or Class Z shares.

 IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

 If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

 ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

 The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                             SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                              PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
       AMOUNT OF PURCHASE    OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
       ------------------    --------------- --------------- -----------------
       Less than $25,000          5.00%           5.26%            4.75%
       $25,000 to $49,999         4.50            4.71             4.25
       $50,000 to $99,999         4.00            4.17             3.75
       $100,000 to $249,999       3.25            3.36             3.00
       $250,000 to $499,999       2.50            2.56             2.40
       $500,000 to $999,999       2.00            2.04             1.90
       $1,000,000 and above       None            None             None

 The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

 In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute Class A shares a finder's fee based on a percentage of the NAV of shares sold by such persons.

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

 Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

 Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The

Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

 PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

 PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

 Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or, within one year in the case of Benefit Plans, (ii) the purchase is made with the proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free, rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and
(i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g. mutual fund "supermarket programs").

 For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-- Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

 The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, the Distributor or your Dealer. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor may pay, from its own resources dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

 PruArray or SmartPath Plans. The CDSC will be waived on redemptions of Class C shares by qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CLASS Z SHARES

 Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities Incorporated (Prudential Securities), The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential) for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and that, as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities (only applicable to Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc.); (vi) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and (viii) Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

 YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH

INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See " How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges--Waiver of Contingent Deferred Sales Charges--Class B Shares" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

 IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or Smartpath Plan, if the proceeds of the redemption are invested in another option of the Plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

 PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

 PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

 REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during the 90-day period for any one shareholder.

 INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

 90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may not affect federal tax treatment of any gain or loss realized upon redemption. See "Taxes Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

 The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED SALES CHARGE
               YEAR SINCE PURCHASE           AS A PERCENTAGE OF DOLLARS INVESTED
                   PAYMENT MADE                    OR REDEMPTION PROCEEDS
               -------------------           -----------------------------------
        First...............................                5.0%
        Second..............................                4.0%
        Third...............................                3.0%
        Fourth..............................                2.0%
        Fifth...............................                1.0%
        Sixth...............................                1.0%
        Seventh.............................                None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

 The CDSC will also be waived in the case of a total or partial redemption in connection with the following distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account: These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy, (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and (iv) a tax-free return of an excess contribution or plan distribution following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

 You must notify the Transfer Agent either directly or through the Distributor or your Dealer, including Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions pursuant to a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Fund's Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997 on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

 You must notify the Transfer Agent either directly or through the Distributor or your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

 PruArray or SmartPath Plans. The CDSC will be waived on the following redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath Programs:
(i) redemptions from a 403(b) or 457 plan; and (ii) redemptions from a qualified or non-qualified plan, provided, that the investment options of the plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

CONVERSION FEATURE--CLASS B SHARES

 Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

 Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature is subject to the continuing availability of opinions of counsel (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

 IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

 SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of the size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

 The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

 FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

 To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

 In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

 . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

 . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact your Dealer or the Transfer Agent directly.

 . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor, your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

 . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

 . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

 . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (732) 417-7555 (collect).

 For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX


                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE

 Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER

 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

 P-1: The designation 'Prime-1' or 'P-1' indicates the highest quality repayment capacity of the rated issue.

 P-2: The designation 'Prime-2' or 'P-2' indicates a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

 AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

 AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

 A: Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

 BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

COMMERCIAL PAPER

 Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

 A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

 A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


        TAXABLE BOND FUNDS                            EQUITY FUNDS

                                            Prudential Balanced Fund
 Prudential Diversified Bond                Prudential Distressed Securities
 Fund, Inc.                                 Fund, Inc.
 Prudential Government Income               Prudential Emerging Growth Fund,
 Fund, Inc.                                 Inc.
 Prudential Government Securities           Prudential Equity Fund, Inc.
 Trust                                      Prudential Equity Income Fund
   Short-Intermediate Term Series           Prudential Index Series Fund
 Prudential High Yield Fund, Inc.             Prudential Stock Index Fund
 Prudential High Yield Total                  Prudential Bond Market Index
 Return Fund, Inc.                          Fund
 Prudential Mortgage Income Fund,             Prudential Europe Index Fund
 Inc.                                         Prudential Pacific Index Fund
 Prudential Structured Maturity               Prudential Small-Cap Index Fund
 Fund, Inc.                                   Prudential Stock Index Fund
   Income Portfolio                         The Prudential Investment
                                            Portfolios, Inc.
                                              Prudential Active Balanced Fund
       TAX-EXEMPT BOND FUNDS                  Prudential Jennison Growth Fund
                                              Prudential Jennison Growth &
                                            Income Fund
                                            Prudential Mid-Cap Value Fund
 Prudential California Municipal            Prudential Multi-Sector Fund, Inc.
 Fund                                       Prudential Real Estate Securities
   California Series                        Fund
   California Income Series                 Prudential Small-Cap Quantum Fund,
 Prudential Municipal Bond Fund             Inc.
   High Yield Series                        Prudential Small Company Value
   Insured Series                           Fund, Inc.
   Intermediate Series                      Prudential Utility Fund, Inc.
 Prudential Municipal Series Fund           Nicholas-Applegate Fund, Inc.
   Florida Series                             Nicholas-Applegate Growth Equity
   Maryland Series                          Fund
   Massachusetts Series                     Prudential 20/20 Focus Fund
   Michigan Series
   New Jersey Series                               MONEY MARKET FUNDS
   New York Series
   North Carolina Series
   Ohio Series                              . Taxable Money Market Funds
   Pennsylvania Series                      Cash Accumulation Trust
 Prudential National Municipals               Liquid Assets Fund
 Fund, Inc.                                   National Money Market Fund
                                            Prudential Government Securities
                                            Trust
                                              Money Market Series
           GLOBAL FUNDS                       U.S. Treasury Money Market
                                            Series
                                            Prudential Special Money Market
                                            Fund, Inc.
 Prudential Developing Markets                Money Market Series
 Fund                                       Prudential MoneyMart Assets, Inc.
   Prudential Developing Markets
 Equity Fund                                . Tax-Free Money Market Funds
   Prudential Latin America                 Prudential Tax-Free Money Fund,
 Equity Fund                                Inc.
 Prudential Europe Growth Fund,             Prudential California Municipal
 Inc.                                       Fund
 Prudential Global Genesis Fund,              California Money Market Series
 Inc.                                       Prudential Municipal Series Fund
 Prudential Global Limited                    Connecticut Money Market Series
 Maturity Fund, Inc.                          Massachusetts Money Market
   Limited Maturity Portfolio               Series
 Prudential Intermediate Global               New Jersey Money Market Series
 Income Fund, Inc.                            New York Money Market Series
 Prudential International Bond
 Fund, Inc.                                 . Command Funds
 Prudential Natural Resources               Command Money Fund
 Fund, Inc.                                 Command Government Fund
 Prudential Pacific Growth Fund,            Command Tax-Free Fund
 Inc.
 Prudential World Fund, Inc.                . Institutional Money Market Funds
   Global Series                            Prudential Institutional Liquidity
   International Stock Series               Portfolio, Inc.
 Global Utility Fund, Inc.                    Institutional Money Market
 The Global Total Return Fund,              Series
 Inc.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
 What are the Fund's Risk Factors and Special Characteristics?............   2
FUND EXPENSES.............................................................   4
FINANCIAL HIGHLIGHTS......................................................   5
HOW THE FUND INVESTS......................................................   9
 Investment Objective and Policies........................................   9
 Risk Factors and Special Considerations of Investing in Foreign
  Securities..............................................................  11
 Risk Factors Relating to Investing in Foreign Debt Securities Rated Below
  Investment Grade (Junk Bonds)...........................................  12
 Hedging and Return Enhancement Strategies................................  12
 Other Investments and Policies...........................................  15
 Investment Restrictions..................................................  17
HOW THE FUND IS MANAGED...................................................  17
 Manager..................................................................  17
 Distributor..............................................................  18
 Fee Waivers and Subsidy..................................................  20
 Portfolio Transactions...................................................  20
 Custodian and Transfer and Dividend Disbursing Agent.....................  20
 Year 2000................................................................  20
HOW THE FUND VALUES ITS SHARES............................................  20
HOW THE FUND CALCULATES PERFORMANCE.......................................  21
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  21
GENERAL INFORMATION.......................................................  23
 Description of Common Stock..............................................  23
 Additional Information...................................................  24
SHAREHOLDER GUIDE.........................................................  24
 How to Buy Shares of the Fund............................................  24
 Alternative Purchase Plan................................................  25
 How to Sell Your Shares..................................................  29
 Conversion Feature--Class B Shares.......................................  33
 How to Exchange Your Shares..............................................  34
 Shareholder Services.....................................................  35
DESCRIPTION OF SECURITY RATINGS........................................... A-1
THE PRUDENTIAL MUTUAL FUND FAMILY......................................... B-1

--------------------------------------------------------------------------------
MF160A

    CUSIP No.:
             Class A: 74431N-10-3
             Class B: 74431N-20-2
             Class C: 74431N-30-1
             Class Z: 74431N-40-0


                                PRUDENTIAL
                                  EUROPE
                                  GROWTH
                                FUND, INC.


July __, 1998
www.prudential.com

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      Statement of Additional Information
                              dated July 1, 1998

  Prudential Europe Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of companies domiciled in Europe. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Prudential Investment Corporation (PIC), the subadviser to the Fund, through a Sub-Investment Management Agreement with PRICOA Asset Management Ltd., maintains a group of professionals with knowledge of and experience in European markets. Representatives of this group pay on-site visits to many companies considered for the Fund, focus on key themes that could provide growth potential in Europe and evaluate investment opportunities for the Fund in the privatization of industries in Europe. See "How the Fund is Managed-- Manager" in the Prospectus.

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 1, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                          PAGE    PROSPECTUS
                                                          ----- ---------------
Investment Objective and Policies........................ B-2           9
Investment Restrictions.................................. B-14         17
Directors and Officers................................... B-15         17
Manager.................................................. B-19         17
Distributor.............................................. B-21         18
Portfolio Transactions and Brokerage..................... B-23         20
Purchase and Redemption of Fund Shares................... B-24         24
Shareholder Investment Account........................... B-27         35
Net Asset Value.......................................... B-31         20
Taxes, Dividends and Distributions....................... B-32         21
Performance Information.................................. B-35         21
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants................................. B-38         20
Financial Statements..................................... B-39         --
Report of Independent Accountants........................ B-51         --
Appendix--Historical Performance Data.................... I-1          --
Appendix--General Investment Information................. II-1         --
Appendix--Information Relating to Prudential............. III-1        --
MF160B

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities, (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of companies domiciled in Europe. Companies domiciled in Europe include (i) companies organized under the laws of a European country, (ii) companies for which the principal securities trading market is in Europe, (iii) companies which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Europe or (iv) companies which have at least 50% of their assets situated in Europe. See "How the Fund Invests-- Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

U.S. GOVERNMENT SECURITIES

  U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. See "Other Investments and Investment Techniques" below.

  Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

  The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

  The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN DEBT SECURITIES

  The Fund is permitted to invest in foreign corporate and government securities. "Foreign Government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

  A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

OPTIONS ON SECURITIES

  The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated in cash or other liquid unencumbered assets, marked-to-market daily. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if, where the Fund writes the option, the cost of the closing transaction is less than the premium received from writing the option or, where the Fund purchases an option, if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction in the first case if the price of the transaction is more than the premium received from writing the option and, in the second case, if the proceeds from the closing transaction are less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

  The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges, listed on NASDAQ or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

  SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's Custodian will place cash or other liquid, unencumbered assets, market-to-market daily, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contract (less the value of any "covering" positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollars. Index futures contracts are available on various U.S. and foreign securities indices.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currency options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

  The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes. As a matter of current operating policy, the Fund will not engage in short-sales other than short-sales against-the-box.

REPURCHASE AGREEMENTS

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Mutual Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission
(SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. For the fiscal years ended April 30, 1998, April 30, 1997 and April 30, 1996, the Fund's portfolio turnover rate was 50%, 31% and 65%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

  12. Purchase more than 10% of all outstanding voting securities of any one issuer.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE    POSITION WITH
         (1)                 FUND          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------    -------------     --------------------------------------------
Edward D. Beach (73)   Director          President and Director of BMC Fund, Inc., a
                                           closed-end investment company; previously,
                                           Vice Chairman of Broyhill Furniture
                                           Industries, Inc.; Certified Public Accountant;
                                           Secretary and Treasurer of Broyhill Family
                                           Foundation, Inc.; Member of the Board of
                                           Trustees of Mars Hill College and Director of
                                           The High Yield Income Fund, Inc.
Stephen C. Eyre (75)   Director          Executive Director (May 1985 through December
                                           1997) of The John A. Hartford Foundation, Inc.
                                           (charitable foundation); Director of Faircom,
                                           Inc.; and Trustee Emeritus of Pace University.
Delayne Dedrick Gold   Director          Marketing and Management Consultant; Director of
 (59)                                      The High Yield Income Fund, Inc.
*Robert F. Gunia (51)  Director          Vice President of Prudential Investments (since
                                           September 1997); Executive Vice President and
                                           Treasurer (since December 1996) of Prudential
                                           Investments Fund Management LLC (PIFM); Senior
                                           Vice President (since March 1987) of
                                           Prudential Securities Incorporated (Prudential
                                           Securities); formerly Chief Administrative
                                           Officer (July 1990-September 1996), Director
                                           (January 1989-September 1996) and Executive
                                           Vice President, Treasurer and Chief Financial
                                           Officer (June 1987-September 1996) of
                                           Prudential Mutual Fund Management, Inc. (PMF);
                                           Vice President and Director (since May 1989)
                                           of The Asia Pacific Fund, Inc.; Director of
                                           The High Yield Income Fund, Inc.
Don G. Hoff (62)       Director          Chairman and Chief Executive Officer (since
                                           1980) of Intertec, Inc. (Investments);
                                           Chairman and Chief Executive Officer of The
                                           Lamaur Corporation; Director of Innovative
                                           Capital Management, Inc. and The Greater China
                                           Fund, Inc.; and Chairman and Director of The
                                           Asia Pacific Fund, Inc.

 NAME, ADDRESS AND AGE      POSITION WITH
          (1)                   FUND          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 ---------------------      -------------     --------------------------------------------
Robert E. LaBlanc (63)    Director          President (since 1981) of Robert E. LaBlanc
                                              Associates, Inc. (telecommunications);
                                              formerly General Partner at Salomon Brothers;
                                              and Vice Chairman of Continental Telecom;
                                              Director of Storage Technology Corporation,
                                              Titan Corporation, Salient 3 Communications,
                                              Inc. and Tribune Company; and Trustee of
                                              Manhattan College.
*Mendel A. Melzer         Director          Chief Investment Officer (since October 1996) of
CFA, ChFC, CLU (37)                           Prudential Mutual Funds; formerly Chief
751 Broad Street                              Financial Officer (November 1995-September
Newark, NJ 07102                              1996) of Prudential Investments; Senior Vice
                                              President and Chief Financial Officer of
                                              Prudential Preferred Financial Services (April
                                              1993-November 1995); Managing Director of
                                              Prudential Investment Advisors (April 1991-
                                              April 1993); and Senior Vice President of
                                              Prudential Capital Corporation (July 1989-
                                              April 1991); Chairman and Director of
                                              Prudential Series Fund, Inc.; and Director of
                                              The High Yield Income Fund, Inc.
*Richard A. Redeker (54)  President and     Employee of Prudential Investments; formerly
751 Broad Street          Director            President, Chief Executive Officer and
Newark, NJ 07102                              Director (October 1993-September 1996) of PMF;
                                              Executive Vice President, Director and Member
                                              of the Operating Committee (October 1993-
                                              September 1996) of Prudential Securities,
                                              Director (October 1993-September 1996) of
                                              Prudential Securities Group, Inc. (PSG),
                                              Executive Vice President of the Prudential
                                              Investment Corporation (July 1994-September
                                              1996), Director (January 1994-September 1996),
                                              Prudential Mutual Fund Distributors, Inc. and
                                              Prudential Mutual Fund Services, Inc. and
                                              Senior Executive Vice President and Director
                                              of Kemper Financial Services, Inc. (September
                                              1978-September 1993); and President and
                                              Director of The High Yield Income Fund, Inc.
Robin B. Smith (58)       Director          Chairman and Chief Executive Officer (since
                                              August 1996) of Publishers Clearing House;
                                              formerly President and Chief Executive Officer
                                              (January 1989-August 1996) and President and
                                              Chief Operating Officer (September 1981-
                                              December 1988) of Publishers Clearing House;
                                              Director of BellSouth Corporation, Texaco
                                              Inc., Springs Industries Inc. and Kmart
                                              Corporation.
Stephen Stoneburn (54)    Director          President and Chief Executive Officer (since
                                              June 1996) of Quadrant Media Corp. (a
                                              publishing company); formerly President (June
                                              1995-June 1996); of Argus Integrated Media,
                                              Inc.; Senior Vice President and Managing
                                              Director, (January 1993-1995) Cowles Business
                                              Media; Senior Vice President (January 1991-
                                              1992) and Publishing Vice President (May 1989-
                                              December 1990) of Gralla Publications (a
                                              division of United Newspapers, U.K.); and
                                              Senior Vice President of Fairchild
                                              Publications, Inc.

 NAME, ADDRESS AND AGE
          (1)             POSITION WITH FUND     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 ---------------------    ------------------     --------------------------------------------
Nancy H. Teeters (67)      Director            Economist; Director of Inland Steel Industries;
                                                 formerly, Vice President and Chief Economist
                                                 of International Business Machines; Member of
                                                 the Board of Governors of the Federal Reserve
                                                 System; Governor of the Horace H. Rackham
                                                 School of Graduate Studies of the University
                                                 of Michigan; Assistant Director of the
                                                 Committee on the Budget of the US House of
                                                 Representatives; Senior Fellow at the Library
                                                 of Congress; Senior Fellow at the Brookings
                                                 Institution; staff at Office of Management and
                                                 Budget, Council of Economics Advisors and the
                                                 Federal Reserve Board.
S. Jane Rose (52)          Secretary           Senior Vice President (since December 1996) of
                                                 PIFM; Senior Vice President and Senior Counsel
                                                 (since July 1992) of Prudential Securities;
                                                 formerly Senior Vice President (January 1991-
                                                 September 1996) and Senior Counsel (June 1987-
                                                 September 1996) of PMF.
Robert C. Rosselot (37)    Assistant Secretary Assistant General Counsel (since September 1997)
                                                 of PIFM; formerly, partner with the firm of
                                                 Howard & Howard, Bloomfield Hills, Michigan
                                                 (December 1995-September 1997) and Corporate
                                                 Counsel, Federated Investors (1990-1995).
Grace C. Torres (38)       Treasurer and       First Vice President (since December 1996) of
                           Principal Financial   PIFM; First Vice President (since March 1994)
                           and Accounting        of Prudential Securities; formerly, First Vice
                           Officer               President (March 1994-September 1996) of
                                                 Prudential Mutual Fund Management, Inc. and
                                                 Vice President (July 1989-March 1994) of
                                                 Bankers Trust.
Stephen M. Ungerman (44)   Assistant Treasurer Vice President and Tax Director (since March
                                                 1996) of Prudential Investments; formerly
                                                 First Vice President of Prudential Mutual Fund
                                                 Management, Inc. (February 1993-March 1996).

--------
(1) Unless otherwise noted the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
* "Interested" director, as defined in the Investment Company Act by reason of their affiliation with Prudential Securities or PIFM.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the fund rate). The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and December 31, 1998, respectively.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $3,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended April 30, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of any other investment companies managed by Prudential Investments Fund Management LLC. (Fund Complex) for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                              TOTAL
                                         PENSIONS OR                       COMPENSATION
                                          RETIREMENT                        FROM FUND
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
NAME AND POSITION          FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS (2)
-----------------         ------------ ---------------- ---------------- ----------------
Edward D. Beach--
 Director                    $3,500          None             N/A        $135,000(38/63)*
Stephen C. Eyre--
 Director                    $3,500          None             N/A        $ 45,000(12/13)*
Delayne D. Gold--
 Director                    $3,500          None             N/A        $135,000(38/63)*
Robert F. Gunia (1)--
 Director                      --            None             N/A               --
Don G. Hoff--Director        $3,500          None             N/A        $ 45,000(12/13)*
Robert F. LaBlanc--
 Director                    $3,500          None             N/A        $ 45,000(12/13)*
Mendel A. Melzer (1)--
 Director                      --            None             N/A               --
Richard A. Redeker (1)--
 Director                      --            None             N/A               --
Robin B. Smith--Director       --            None             N/A        $ 90,000(27/34)*
Stephen Stoneburn--
 Director                    $3,500          None             N/A        $ 45,000(12/13)*
Nancy H. Teeters--
 Director                    $3,500          None             N/A        $ 90,000(23/42)*

--------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.
(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $139,081 for Director Robin Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fed Fund rate.

  As of June 5, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund. As of that date, the only beneficial owners of greater than 5% of the outstanding shares of any class of shares of the

Fund were Mr. Daniel J. Duane and Ms. Deborah L. Duane, TEN COM, 29 Maple Ter., Millburn, NJ who held 21,901 Class Z shares (or approximately 9% of the outstanding Class Z shares) and Pru Defined Contribution Svcs., FBO Pru-Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA which held 44,994 Class Z shares (or approximately 19% of the outstanding Class Z shares).

  As of June 5, 1998, Prudential Securities was the record holder for other beneficial owners of 2,001,379 Class A shares (approximately 66% of such shares outstanding), 6,858,291 Class B shares (approximately 71% of such shares outstanding), 541,301 Class C shares (approximately 89% of such shares outstanding) and 196,403 Class Z shares (approximately 81%). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $65 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities. PMFS, a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Brown Brothers Harriman & Co., the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 13, 1998, and by the initial shareholder of the Fund on July 7, 1994.

  For the fiscal years ended April 30, 1998, April 30, 1997 and April 30, 1996 PIFM received management fees of $1,582,883, $1,401,970 and $1,329,043, respectively (0.75% of the average net assets of the Fund).

  PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI, through a Sub-Investment Management Agreement with PRICOA Asset Management Ltd., (PRICOA), will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PRICOA is reimbursed by PI, and PI is reimbursed by PIFM, for the reasonable costs and expenses incurred in furnishing investment advisory services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 13, 1998, and by the initial shareholder of the Fund on July 7, 1994. The Sub-Investment Management Agreement with PRICOA was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 13, 1998.

  The Subadvisory Agreement and the Sub-Investment Management Agreement each provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Beginning July 1, 1998, Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, will act as the exclusive distributor of the Class A, Class B, Class C and Class Z shares of the Fund. Prior to July 1, 1998, Prudential Securities (also referred to as the Distributor) served as the distributor of the Fund's shares.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  On May 13, 1998, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements. The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and
(ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares on July 7, 1994.

  Class A Plan. For the fiscal year ended April 30, 1998, the Fund paid distribution fees of $107,213 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. In addition, during the same period, the Distributor received approximately $81,800 in initial sales charges with respect to the sale of Class A shares.

  Class B Plan. For the fiscal year ended April 30, 1998, the Distributor received $1,474,915 from the Fund under the Class B Plan and spent approximately $681,000 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately $14,100 (2.1%) was spent on printing and mailing of prospectuses to other than current shareholders, $150,800 (22.1%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and $516,100 (75.8%) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers ($316,600 or 46.5%), and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($199,500 or 29.3%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1998, the Distributor received approximately $335,600 in contingent deferred sales charges attributable to the Class B shares.

  Class C Plan. For the fiscal year ended April 30, 1998, the Distributor received $85,261 from the Fund under the Class C Plan and spent approximately $102,400 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately $15,400 (15.0%) was spent on printing and mailing of prospectuses to other than current shareholders; $900 (0.9%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares $86,100 (84.1%) on the aggregate of (i) payments of commission and account servicing fees to financial advisors $78,300 (76.5%) and (ii) an allocation of overhead and other branch office distribution-related expenses $7,800 (7.6%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1998, the Distributor received approximately $6,500 in contingent deferred sales charges attributable to Class C shares.

  The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

NASD MAXIMUM SALES CHARGE RULE

  Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay for research in principal transactions.

  Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  During the fiscal years ended April 30, 1998, April 30, 1997 and April 30, 1996 the Fund paid brokerage commissions of $586,618, and $336,933 and $538,259, respectively, of which none were paid to Prudential Securities.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered to a limited group of investors at net asset value without any sales charge. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales or redemption charge or to any distribution and/or service fee), (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class,
(iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at April 30, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share..................  $19.91
Maximum sales charge (5% of offering price).............................    1.05
                                                                          ------
Offering price to public................................................  $20.96
                                                                          ======
CLASS B
Net asset value, redemption price and offering price to public per Class
 B share*...............................................................  $19.35
                                                                          ======
CLASS C
Net asset value, redemption price and offering price to public per Class
 C share*...............................................................  $19.38
                                                                          ======
CLASS Z
Net asset value and redemption price per Class Z share..................  $19.93
                                                                          ======

--------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER             REQUIRED DOCUMENTATION
Death                          A copy of the shareholder's death certificate
                               or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual      A copy of the Social Security Administration
 will be considered disabled   award letter or a letter from a physician on
 if he or she is unable to     the physician's letterhead stating that the
 engage in any substantial     shareholder (or, in the case of a trust, the
 gainful activity by reason    grantor) is permanently disabled. The letter
 of any medically determin-    must also indicate the date of disability.
 able physical or mental im-
 pairment which can be ex-
 pected to result in death
 or to be of long-continued
 and indefinite duration.


Distribution from an IRA or    A copy of the distribution form from the
 403(b) Custodial Account      custodial firm indicating (i) the date of birth
                               of the shareholder and (ii) that the
                               shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement   A letter signed by the plan
 Plan                          administrator/trustee indicating the reason for
                               the distribution.

Excess Contributions           A letter from the shareholder (for an IRA) or
                               the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

  AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

  EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

  Prudential California Municipal Fund
  (California Money Market Series)

  Prudential Government Securities Trust
  (Money Market Series) (Class A shares)
  (U.S. Treasury Money Market Series) (Class A shares)

  Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

  Prudential MoneyMart Assets, Inc. (Class A shares)

  Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds. No fee or sales load will be imposed upon the exchange.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)
--------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS         $100,000 $150,000 $200,000 $250,000
         -------------------         -------- -------- -------- --------
             25 Years........         $  110   $  165   $  220   $  275
             20 Years........            176      264      352      440
             15 Years........            296      444      592      740
             10 Years........            555      833    1,110    1,388
             5 Years.........          1,371    2,057    2,742    3,428

--------
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through the Distributor or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

  The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

  TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

        CONTRIBUTIONS                         PERSONAL
          MADE OVER:                          SAVINGS    IRA
        -------------                         -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

--------
(/1/)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.

  ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

                                NET ASSET VALUE

  Under the Investment Company Act, with respect to securities for which market quotations are not readily available, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at a price provided by a broker-dealer or independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

  Qualification as a regulated investment company requires, among other things, that: (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income (including net short-term capital gains) other than net capital gains in each year.

  Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or, in certain cases, makes a short sale against-the-box as described in "Investment Objectives and Policies." Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts as defined in the Prospectus). If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, straddle, constructive sale and conversion transaction provisions of the Internal Revenue Code which may, among other things, require the Fund to recognize gain or defer losses. In addition, debt securities acquired by the Fund may be subject to original issue discount rules, which may cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules, which may cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, (i.e., treated as having been sold at market value). Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

  A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the taxable year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to certain stock it holds of a PFIC and avoid the foregoing tax and interest obligation. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. Any loss will be recognized on PFIC stock to the extent of previously reported mark-to-market gains. Alternatively, the Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that the Fund will be able to make such an election.

  Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

  The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A shares as a result of the higher distribution-related fees applicable to the Class B and Class C shares. The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fees. The per share capital gains distributions will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership ("foreign shareholder") are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, generally be required to pay U.S. income tax at regular rates on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Since the Fund is likely to have a substantial portion of its assets invested in securities of foreign issuers, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. Individual shareholders are not eligible for the dividends-received deduction.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

  If the Fund is liable for foreign income taxes, and if more than 50% of the value of the Fund's assets at the end of the taxable year consist of securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. The Fund expects to meet the requirements for "passing through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to, or will elect to do so. If the Fund made the election, shareholders would be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders are then permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to various limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax in computing their U.S. income tax liability unless the dividends paid to them by the Fund are effectively connected with a U.S. trade or business. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's election to "pass through" the foreign taxes to shareholders.

  Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources.

  The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest (other than high withholding tax interest) and certain foreign currency gains. Gain or loss from the sale of a security or from a Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the Fund) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                       P (1 + T)to the power of n = ERV

  Where:P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual, total return for Class A shares for the one year, three year, and for the period from July 13, 1994 (commencement of operations) to April 30, 1998 was 37.7%, 23.4% and 19.0%, respectively. The average annual total return for Class B shares for the one-year, three year, and for the period from July 13, 1994 (commencement of operations) to April 30, 1998 was 38.4%, 23.8% and 19.3%, respectively. The average annual total return for Class C shares for the one-year, three-year, and for the period from July 13, 1994 (commencement of operations) to April 30, 1998 was 42.6%, 24.5% and 19.7%, respectively. The average annual total return for Class Z shares for the one-year period ended April 30, 1998 was 45.0% and for the period from April 15, 1996 (commencement of operations) to April 30, 1998 was 31.2%.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    ------
                                       P

  Where:P = a hypothetical initial payment of $1,000.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The aggregate total return for the one year, three year, and from July 13, 1994 (commencement of investment operations) to April 30, 1998, for the Fund's
(i) Class A shares were 44.9%, 97.6% and 104.0%, respectively, (ii) Class B shares were 43.4%, 92.6% and 97.5%, respectively, and (iii) Class C shares were 43.6%, 92.8% and 97.7%, respectively. The aggregate total return for the one year period ended and from April 15, 1996 (commencement of offering of Class Z shares) to April 30, 1998 was 45.0% and 74.1%, respectively.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of the period. Yield is calculated according to the following formula:

                                a -- b
                  YIELD = 2  [( ______ +1)to the 6th power - 1]
                                  cd

  Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by a Series as to what an investment in such Series will actually yield for any given period.

  From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

                   A LOOK AT PERFORMANCE OVER THE LONG-TERM
                            AVERAGE ANNUAL RETURNS
                               1/1/26 - 12/31/97


                             [GRAPH APPEARS HERE]


                        COMMON STOCKS           11.0%
                        LONG-TERM GOV'T BONDS    5.2%
                        INFLATION                3.1%

  /1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook", (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended April 30, 1998 the Fund incurred fees of approximately $243,300 for such services.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the Fund's independent accountants and in that capacity have audited the Fund's financial statements for the fiscal year ended April 30, 1998.

PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1998
---------------------------------------------------------------

SHARES       DESCRIPTION                        VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--96.2%
COMMON STOCKS--92.9%
---------------------------------------------------------------
BELGIUM--2.9%
   8,963     Barco Industries NV (Electrical &
                electronics)                       $  2,371,201
   8,500     Kredietbank NV (Banking)                 4,789,988
                                                   ------------
                                                      7,161,189
---------------------------------------------------------------
DENMARK--0.2%
  28,793     Holm, (Jacob) & Sons AS(a) (Textiles
                & apparel manufacturing)                403,803
---------------------------------------------------------------
FEDERAL REPUBLIC OF GERMANY--6.8%
   9,867     Deutsche Pfandbrief Hypothekenbank
                AG (Banking)                            761,326
   6,020     Linde AG (Machinery & engineering)       4,155,309
  16,600     SAP AG (Computer products &
                services)                             7,860,724
   5,848     Schwarz Pharma AG (Medical
                products)                               471,750
   2,889     SGL Carbon AG (Chemicals)                  304,351
   3,984     Volkswagen AG (Automobiles & auto
                parts)                                3,171,664
                                                   ------------
                                                     16,725,124
---------------------------------------------------------------
FINLAND--2.4%
  86,800     Nokia Corp. (Telecommunication
                equipment)                            5,812,658
---------------------------------------------------------------
FRANCE--11.4%
   3,500     Carrefour SA (Retail)                    2,003,573
   8,959     Ciments Francais (Building
                products)                               521,045
   4,297     Compagnie Francaise d'Etudes et de
                Construction Technip
                (Construction)                          545,515
  35,127     Dollfus-Mieg & Cie SA(a) (Textiles
                & apparel manufacturing)              1,040,151
     365     Galeries Lafayette (Retail)                320,239
   2,268     GFI Industries SA (Manufacturing)          565,304
---------------------------------------------------------------


PRUDENTIAL EUROPE GROWTH FUND, INC.
---------------------------------------------------------------

SHARES       DESCRIPTION                          VALUE (NOTE 1)

   1,145     Le Carbone-Lorraine (Electrical &
                electronics)                       $    468,997
  18,600     Legrand SA (Electrical &
                electronics)                          4,914,257
     961     L'Europeenne d'Extincteurs
                (Manufacturing)                          80,323
   8,100     Rexel SA (Electrical & electronics)      3,250,499
  14,850     Seb SA (Appliances & household
                durables)                             2,319,541
  29,685     Sidel SA (Machinery & engineering)       2,269,043
  33,391     Societe Generale d'Entreprises
                SA(a) (Construction)                  1,301,128
  19,900     Total SA (Oil production &
                services)                             2,364,324
  57,100     Valeo SA (Automobiles & auto parts)      5,673,945
   4,558     Vallourec SA (Manufacturing)               384,756
                                                   ------------
                                                     28,022,640
---------------------------------------------------------------
IRELAND--0.5%
  46,613     Adare Printing Group PLC (Printing)        680,306
  97,514     Anglo Irish Bank Corp. PLC
                (Banking)                               260,007
  29,272     DCC PLC (Diversified operations)           267,011
                                                   ------------
                                                      1,207,324
---------------------------------------------------------------
ITALY--7.1%
  24,215     Autogrill SpA (Restaurants)                167,495
  21,257     Banca Popolare di Bergamo Credito
                Varesino SpA (Banking)                  515,867
 118,622     Banca Popolare di Milano (Banking)       1,091,576
  61,319     Bulgari SpA(a) (Retail)                    374,101
1,300,000    Credito Italiano SpA (Banking)           6,830,631
 703,000     Istituto Nazionale delle
                Assicurazioni (Insurance)             2,100,821
  17,911     Mediolanum SpA (Financial services)        536,762
 160,941     Pirelli SpA (Manufacturing)                531,362
 927,900     Telecom Italia Mobile SpA(a)
                (Telecommunication services)          5,289,204
                                                   ------------
                                                     17,437,819
---------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1998
---------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
NETHERLANDS--5.2%
  12,490     DOCdata NV(a) (Manufacturing)         $    378,174
  17,064     Getronics NV (Computer products &
                services)                               754,738
  45,300     Hagemeyer NV (Wholesale &
                international trading)                2,162,735
  11,750     Heineken NV (Beverages)                  2,724,069
  15,932     Internatio-Muller NV (Diversified
                operations)                             551,755
   5,939     Koninklijke BAM Groep NV
                (Construction)                          499,505
  66,375     Koninklijke Numico NV (Food
                products & services)                  2,216,594
  41,600     Royal Dutch Petroleum Co. (Oil
                production & services)                2,294,807
  27,589     Royal Volker Wessels Stevin NV
                (Construction)                          918,605
   9,670     Twentsche Kabel Holding NV
                (Diversified operations)                369,814
                                                   ------------
                                                     12,870,796
---------------------------------------------------------------
NORWAY--2.9%
 143,572     Agresso Group ASA(a) (Computer
                products & services)                    615,857
  50,431     ASK ASA(a) (Computer products &
                services)                               513,773
  32,030     Det Sondenfjelds-Norske
                Dampskibsselskab(a) (Oil
                production & services)                  790,014
  12,078     Seateam Technology ASA(a) (Oil
                production & services)                  291,426
  58,279     Tandberg Television ASA(a)
                (Telecommunication equipment)           769,499
 126,975     Tomra System ASA (Waste management)      4,084,975
                                                   ------------
                                                      7,065,544
---------------------------------------------------------------
PORTUGAL--0.2%
   9,995     Portugal Telecom SA
                (Telecommunication services)            537,075

---------------------------------------------------------------


PRUDENTIAL EUROPE GROWTH FUND, INC.


SHARES       DESCRIPTION                         VALUE (NOTE 1)
SPAIN--8.1%
 206,196     Banco Central Hispanoamericano
                (Banking)                          $  6,858,661
   6,857     Banco Pastor SA (Banking)                  782,321
  12,228     Bodegas y Bebidas SA (Beverages)           568,791
   4,951     Grupo Acciona SA (Construction)          1,113,811
   3,888     Miquel y Costas & Miquel SA
                (Forest products & paper)               202,279
  33,525     Tele Pizza SA (Restaurants)              4,816,860
 134,181     Telefonica de Espana
                (Telecommunication services)          5,598,855
                                                   ------------
                                                     19,941,578
---------------------------------------------------------------
SWEDEN--3.6%
 112,800     Astra AB (Healthcare)                    2,243,289
  28,400     Enator AB (Computer products &
                services)                               814,192
 104,200     Hennes & Mauritz AB (Retail)             5,422,856
  10,921     NetCom Systems AB(a)
                (Telecommunication services)            370,914
                                                   ------------
                                                      8,851,251
---------------------------------------------------------------
SWITZERLAND--8.3%
     970     Ares-Serono Group (Medical
                products)                             1,390,055
  11,300     Credit Suisse Group (Financial
                services)                             2,485,503
     364     Gurit-Heberlein AG (Chemicals)           1,298,007
   1,300     Julius Baer Holding AG (Banking)         3,587,283
   1,441     Kardex AG (Electrical &
                electronics)                            456,225
   5,866     Mikron Holding AG(a)
                (Machinery & engineering)             1,466,207
   1,150     Nestle SA (Food products &
                services)                             2,230,554
     280     Phonak Holding AG (Medical
                products)                               246,351
   2,133     PubliGroupe SA (Media)                     554,469
     250     Roche Holding AG (Medical products)      2,533,660
     575     Sarna Kunststoff Holding AG
                (Building products)                     977,304
     328     SIG Schweizerische
                Industrie-Gesellschaft Holding
                AG (Machinery & engineering)            272,841

---------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1998
---------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
---------------------------------------------------------------
SWITZERLAND (CONT'D.)
   2,000     Valora Holding AG(a) (Restaurants)    $    522,562
   3,800     Zurich Versicherungs-Gesellschaft
                (Insurance)                           2,315,004
                                                   ------------
                                                     20,336,025
---------------------------------------------------------------
UNITED KINGDOM--31.0%
 719,157     Aggregate Industries PLC (Building
                products)                               889,533
  76,214     Alliance Unichem PLC (Medical
                products)                               522,306
  72,436     Arriva PLC (Diversified operations)        510,944
 280,200     Bank of Ireland (Banking)                5,718,606
 203,408     Baird, (William) PLC (Textiles &
                apparel manufacturing)                  890,791
 159,500     Barclays PLC (Banking)                   4,598,923
  68,488     Blacks Leisure Group PLC (Retail)          400,672
  83,878     British-Borneo Petroleum Syndicate
                PLC (Oil production & services)         487,202
 246,100     British Sky Broadcasting Group PLC
                (Media)                               1,789,399
  88,329     Cadcentre Group PLC (Computer
                products & services)                    375,010
 145,930     Capita Group PLC (Computer products
                & services)                           1,231,806
 396,400     Compass Group PLC (Food products &
                services)                             6,857,730
 161,730     Datrontech Group PLC (Electronic
                components & instruments)               324,398
  95,451     David Brown Group PLC
                (Manufacturing)                         358,979
 219,076     Dialog Corp. PLC(a) (Media)                649,979
 218,900     Dixons Group PLC (Retail)                2,089,240
 558,900     Electrocomponents PLC (Electronic
                components & instruments)             5,432,381
 151,325     Finelist Group PLC (Automobiles &
                auto parts)                           1,011,759
 169,105     FirstGroup PLC (Transportation)          1,099,826
 146,280     FKI PLC (Manufacturing)                    503,684
 179,148     GKN PLC (Automobiles & auto parts)       5,174,425
 351,800     Hays PLC (Business & public
                services)                             5,980,303
 122,686     Headlam Group PLC (Wholesale &
                international trading)                  771,575


PRUDENTIAL EUROPE GROWTH FUND, INC.
----------------------------------------------------------------

SHARES       DESCRIPTION                           VALUE (NOTE 1)
-----------------------------------------------------------------
 163,629     Hewden Stuart PLC (Construction)      $    503,251
  43,464     Inspec Group PLC (Chemicals)               212,502
  76,482     Jarvis PLC (Construction)                  848,216
 234,915     Jarvis Hotels PLC (Hotels)                 624,330
  65,428     Johnson Matthey PLC (Electronic
                components & instruments)               662,739
 148,668     Johnston Press PLC (Media)                 546,697
  51,052     Lex Service PLC (Retail)                   516,267
  76,885     London Clubs International PLC
                (Casinos)                               264,737
  83,957     Low & Bonar PLC (Manufacturing)            468,716
 165,655     Mayflower Corp. (The) PLC
                (Automobiles & auto parts)              670,080
  55,000     Misys PLC (Computer products &
                services)                             2,643,059
 791,416     Mowlem, (John) & Company PLC
                (Construction)                        1,481,594
  96,160     Newsquest PLC(a) (Media)                   483,802
 179,319     Partco Group PLC (Automobiles &
                auto parts)                             893,201
 109,500     Siebe PLC (Machinery & engineering)      2,477,923
 171,103     Skillsgroup PLC (Computer products
                & services)                             780,776
 156,400     SmithKline Beecham PLC (Medical
                products)                             1,863,943
 584,200     Vodafone Group PLC
                (Telecommunication services)          6,396,012
 138,045     Westminster Health Care Holdings
                PLC (Healthcare)                        913,739
 288,900     Whitbread PLC (Beverages)                4,988,319
  31,824     WWP Group PLC (Media)                      201,871
                                                   ------------
                                                     76,111,245
---------------------------------------------------------------
UNITED STATES--2.3%
 114,750     Baan Company NV(a) (Computer
                products & services)                  5,092,031
  18,460     Dr. Solomon's Group PLC (ADR)(a)
                (Computer products & services)          549,185
                                                   ------------
                                                      5,641,216
             Total commom stocks
                (cost $140,257,468)                 228,125,287
                                                   ------------

---------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1998
---------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
PREFERRED STOCKS--3.3%
---------------------------------------------------------------
FEDERAL REPUBLIC OF GERMANY--3.1%
   2,368     Fresenius AG (Medical products)       $    567,924
   7,275     Henkel KGaA (Chemicals)                    567,409
     148     Hugo Boss AG (Textiles & apparel
                manufacturing)                          275,181
   2,501     KSB AG (Manufacturing)                     835,989
     889     Porsche AG (Automobiles & auto
                parts)                                2,223,738
   3,275     Wella AG (Cosmetics & toiletries)        2,983,078
                                                   ------------
                                                      7,453,319
---------------------------------------------------------------
NETHERLANDS--0.2%
  11,400     Ballast Nedam NV (Construction)            538,625
                                                   ------------
             Total preferred stocks
                (cost $6,038,433)                     7,991,944
                                                   ------------
             Total long-term investments
                (cost $146,295,901)                 236,117,231
                                                   ------------
PRINCIPAL
AMOUNT
(000)
SHORT-TERM INVESTMENTS--2.9%
---------------------------------------------------------------
REPURCHASE AGREEMENT--2.9%
  $7,146     Bear Stearns & Co. Inc.,
                5.51%, dated 4/30/98, due 5/1/98
                in the amount of $7,147,094
                (cost $7,146,000; the value of
                the collateral including accrued
                interest is $7,395,492)               7,146,000
                                                   ------------
---------------------------------------------------------------
TOTAL INVESTMENTS--99.1%
             (cost $153,441,901; Note 4)            243,263,231
             Other assets in excess of
                liabilities--0.9%                     2,313,096
                                                   ------------
             Net Assets--100%                      $245,576,327
                                                   ============

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.



PRUDENTIAL EUROPE GROWTH FUND, INC.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 1998 was as follows:

Banking...............................................   14.6%
Computer Products & Services..........................    8.7
Telecommunication Services............................    8.2
Automobiles & Auto Parts..............................    7.7
Electrical & Electronics..............................    4.7
Retail................................................    4.6
Food Products & Services..............................    4.6
Machinery & Engineering...............................    4.3
Construction..........................................    3.5
Beverages.............................................    3.3
Medical Products......................................    3.1
Telecommunication Equipment...........................    2.7
Electronic Components & Instruments...................    2.6
Oil Production & Services.............................    2.5
Business & Public Services............................    2.4
Restaurants...........................................    2.3
Insurance.............................................    1.8
Waste Management......................................    1.7
Media.................................................    1.7
Manufacturing.........................................    1.6
Cosmetics & Toiletries................................    1.2
Financial Services....................................    1.2
Wholesale & International Trading.....................    1.2
Building Products.....................................    1.0
Miscellaneous.........................................    5.0
Other assets in excess of liabilities
  (including Joint Repurchase Agreement)..............    3.8
                                                        -----
                                                        100.0%
                                                        =====
-------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES                                                          PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                           APRIL 30, 1998
Investments, at value (cost $153,441,901)...................................................................      $ 243,263,231
Foreign currency, at value (cost $1,807,415)................................................................          1,799,620
Cash........................................................................................................            142,548
Receivable for foreign currency sold........................................................................          4,573,790
Receivable for investments sold.............................................................................          1,222,722
Receivable for Fund shares sold.............................................................................          3,071,227
Dividends and interest receivable...........................................................................            599,382
Other assets................................................................................................                675
                                                                                                                  --------------
   Total assets.............................................................................................        254,673,195
                                                                                                                  --------------
LIABILITIES
Payable for foreign currency purchased......................................................................          5,708,164
Payable for Fund shares reacquired..........................................................................          2,153,749
Payable for investments purchased...........................................................................            698,754
Accrued expenses............................................................................................            228,781
Distribution fee payable....................................................................................            159,878
Management fee payable......................................................................................            147,542
                                                                                                                  --------------
   Total liabilities........................................................................................          9,096,868
                                                                                                                  --------------
NET ASSETS..................................................................................................      $ 245,576,327
                                                                                                                  ==============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $      12,605
   Paid-in capital in excess of par.........................................................................        135,216,092
                                                                                                                  --------------
                                                                                                                    135,228,697
   Distributions in excess of net investment income.........................................................         (2,136,884)
   Accumulated net realized gain on investments and foreign currency transactions...........................         22,662,552
   Net unrealized appreciation on investments and foreign currencies........................................         89,821,962
                                                                                                                  --------------
Net Assets, April 30, 1998..................................................................................      $ 245,576,327
                                                                                                                  ==============
Class A:
   Net asset value and redemption price per share
      ($55,507,359 / 2,787,849 shares of common stock issued and outstanding)...............................             $19.91
   Maximum sales charge (5% of offering price)..............................................................               1.05
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $20.96
                                                                                                                  ==============
Class B:
   Net asset value, offering price and redemption price per share
      ($175,857,043 / 9,088,546 shares of common stock issued and outstanding)..............................             $19.35
                                                                                                                  ==============
Class C:
   Net asset value, offering price and redemption price per share
      ($11,121,710 / 573,859 shares of common stock issued and outstanding).................................             $19.38
                                                                                                                  ==============
Class Z:
   Net asset value, offering price and redemption price per share
      ($3,090,215 / 155,070 shares of common stock issued and outstanding)..................................             $19.93
                                                                                                                  ==============
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL EUROPE GROWTH FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                  Year Ended
NET INVESTMENT INCOME                           April 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $311,014).....................    $  2,780,854
   Interest..................................         268,941
                                                --------------
      Total income...........................       3,049,795
                                                --------------
Expenses
   Management fee............................       1,582,883
   Distribution fee--Class A.................         107,213
   Distribution fee--Class B.................       1,474,915
   Distribution fee--Class C.................          85,261
   Transfer agent's fees and expenses........         297,000
   Custodian's fees and expenses.............         250,000
   Reports to shareholders...................         104,000
   Registration fees.........................          47,000
   Audit fees and expenses...................          35,000
   Directors' fees and expenses..............          28,000
   Amortization of organization expenses.....          26,678
   Legal fees and expenses...................          15,000
   Miscellaneous.............................          10,993
                                                --------------
      Total operating expenses...............       4,063,943
                                                --------------
Net investment loss..........................      (1,014,148)
                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
NET REALIZED GAIN (LOSS) ON:
   Investment transactions...................      36,949,864
   Foreign currency transactions.............        (967,463)
                                                --------------
                                                   35,982,401
                                                --------------
Net change in unrealized appreciation on:
   Investment transactions...................      43,514,496
   Foreign currency transactions.............         149,579
                                                --------------
                                                   43,664,075
                                                --------------
Net gain on investments and foreign
   currencies................................      79,646,476
                                                --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS....................    $ 78,632,328
                                                ==============


PRUDENTIAL EUROPE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------

INCREASE (DECREASE)                    Year Ended April 30,
IN NET ASSETS                         1998             1997
Operations
   Net investment loss..........  $  (1,014,148)   $    (149,582)
   Net realized gain on
      investment and foreign
      currency transactions.....     35,982,401       15,600,006
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies................     43,664,075       14,880,202
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     78,632,328       30,330,626
                                  -------------    -------------
   Dividends and distributions (Note 1):
   Dividends in excess of net
      investment income
      Class A...................       (321,821)              --
      Class B...................        (81,896)              --
      Class C...................         (4,853)              --
      Class Z...................       (139,871)              --
                                  -------------    -------------
                                       (548,441)              --
                                  -------------    -------------
   Distributions from net
      realized gains
      Class A...................     (4,137,694)      (1,314,232)
      Class B...................    (14,741,276)      (4,996,228)
      Class C...................       (873,579)        (297,634)
      Class Z...................     (1,346,354)        (382,973)
                                  -------------    -------------
                                    (21,098,903)      (6,991,067)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold......................    432,031,984      563,381,129
   Net asset value of shares
      issued in reinvestment of
      distributions.............     20,131,598        6,574,997
   Cost of shares reacquired....   (461,615,189)    (576,650,878)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............     (9,451,607)      (6,694,752)
                                  -------------    -------------
Total increase..................     47,533,377       16,644,807
NET ASSETS
Beginning of year...............    198,042,950      181,398,143
                                  -------------    -------------
End of year.....................  $ 245,576,327    $ 198,042,950
                                  =============    =============

----------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, such realized foreign currency gains (losses) related to portfolio securities are included in the net realized gains on investment transactions.

Net realized loss on foreign currency transactions of $967,463 represents net foreign exchange gains or losses from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $177,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and have been fully amortized as of the fiscal year ended April 30, 1998.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments and foreign currency transactions by $703,073 for the year ended April 30, 1998 due to realized and recognized currency losses during the period. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25 of 1%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended April 30, 1998.

PSI has advised the Fund that it has received approximately $81,800 in front-end sales charges resulting from sales of Class A shares during the year ended April 30, 1998. From these fees PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Fund that for the year ended April 1998 it received approximately $335,600 and $6,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
April 30, 1998, the Fund incurred fees of approximately $243,300 for the services of PMFS. As of April 30, 1998, approximately $21,900 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 1998 were $99,882,501 and $132,624,827, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1998 was $158,343,416 and, accordingly, net unrealized appreciation for federal income tax purposes was $84,919,815 (gross unrealized appreciation--$85,954,761; gross unrealized depreciation--$1,034,946).

The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of approximately $393,168 incurred in the six month period ended April 30, 1998 as having been incurred in the following fiscal year.
--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective April 15, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the participants of employee benefit plans qualified under Section 401, 457 and 403(b)(7) of the Internal Revenue Code, and nonqualified plans for which the Fund is an available option. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500 million authorized shares.

Transactions in shares of common shares were as follows:

CLASS A                                SHARES         AMOUNT
-----------------------------------  -----------   -------------
Year ended April 30, 1998:
Shares sold........................   14,645,188   $ 246,604,700
Shares issued in reinvestment of
  dividends and distributions......      265,957       4,114,350
Shares reacquired..................  (14,809,778)   (249,777,100)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      101,367         941,950
Shares issued upon conversion from
  Class B..........................      176,364       3,035,236
                                     -----------   -------------
Net increase in shares
  outstanding......................      277,731   $   3,977,186
                                     ===========   =============
Year ended April 30, 1997:
Shares sold........................   23,351,661   $ 344,533,412
Shares issued in reinvestment of
  distributions....................       80,872       1,196,902
Shares reacquired..................  (24,625,496)   (363,626,484)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (1,192,963)    (17,896,170)
Shares issued upon conversion from
  Class B..........................      211,034       3,125,390
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (981,929)  $ (14,770,780)
                                     ===========   =============
Class B
-----------------------------------
Year ended April 30, 1998:
Shares sold........................    6,961,562   $ 115,370,566
Shares issued in reinvestment of
  dividends and distributions......      909,680      13,708,874
Shares reacquired..................   (7,814,335)   (128,395,833)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................       56,907         683,607
Shares issued upon conversion from
  Class A..........................     (181,159)     (3,035,236)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (124,252)  $  (2,351,629)
                                     ===========   =============
Year ended April 30, 1997:
Shares sold........................    9,531,575   $ 140,295,556
Shares issued in reinvestment of
  distributions....................      324,391       4,710,146
Shares reacquired..................   (9,758,102)   (143,749,550)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................       97,864       1,256,152
Shares issued upon conversion
  from Class A.....................     (214,885)     (3,125,390)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (117,021)  $  (1,869,238)
                                     ===========   =============

----------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

CLASS C                                SHARES         AMOUNT
-------                              -----------   -------------
Year ended April 30, 1998:
Shares sold........................    3,938,227   $  64,864,170
Shares issued in reinvestment of
  dividends and distributions......       54,970         829,494
Shares reacquired..................   (3,949,010)    (64,988,945)
                                     -----------   -------------
Net increase in shares
  outstanding......................       44,187   $     704,719
                                     ===========   =============
Year ended April 30, 1997:
Shares sold........................    4,507,770   $  66,198,312
Shares issued in reinvestment of
  distributions....................       19,502         283,176
Shares reacquired..................   (4,571,336)    (67,391,048)
                                     -----------   -------------
Net decrease in shares
  outstanding......................      (44,064)  $    (909,560)
                                     ===========   =============
Class Z
-------
Year ended April 30, 1998:
Shares sold........................      282,034   $   5,192,548
Shares issued in reinvestment of
  dividends and distributions......       95,720       1,478,880
Shares reacquired..................     (992,837)    (18,453,311)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (615,083)  $ (11,781,883)
                                     ===========   =============
Year ended April 30, 1997:
Shares sold........................      862,103   $  12,353,849
Shares issued in reinvestment of
  distributions....................       25,963         384,773
Shares reacquired..................     (117,928)     (1,883,796)
                                     -----------   -------------
Net increase in shares
  outstanding......................      770,138   $  10,854,826
                                     ===========   =============

----------------------------------------------------------------


FINANCIAL HIGHLIGHTS                                                                    PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------------------------------------------------
                                                                 Class A                                   Class B
                                           ----------------------------------------------------     ---------------------
                                                                               July 13, 1994(b)
                                                Years Ended April 30,              Through          Years Ended April 30,
                                           -------------------------------        April 30,         ---------------------
                                           1998(c)      1997       1996(c)         1995(c)          1998(c)        1997
                                           -------     -------     -------     ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $ 15.46     $ 13.69     $ 11.77         $  11.40         $  15.12     $  13.49
                                           -------     -------     -------           ------         --------     --------
Income from investment operations
Net investment income (loss)............       .01         .09         .06              .01             (.11)        (.04)
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................      6.38        2.24        1.86              .36             6.15         2.23
                                           -------     -------     -------           ------         --------     --------
   Total from investment operations.....      6.39        2.33        1.92              .37             6.04         2.19
                                           -------     -------     -------           ------         --------     --------
Less Distributions
Distributions in excess of net
   investment income....................      (.14)      --          --             --                  (.01)       --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........     (1.80)       (.56)      --             --                 (1.80)        (.56)
                                           -------     -------     -------           ------         --------     --------
   Total distributions..................     (1.94)       (.56)      --             --                 (1.81)        (.56)
                                           -------     -------     -------           ------         --------     --------
Net asset value, end of period..........   $ 19.91     $ 15.46     $ 13.69         $  11.77         $  19.35     $  15.12
                                           -------     -------     -------           ------         --------     --------
                                           -------     -------     -------           ------         --------     --------
TOTAL RETURN(d):........................     44.93%      17.20%      16.31%            3.25%           43.35%       16.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $55,507     $38,807     $47,789         $ 41,963         $175,857     $139,277
Average net assets (000)................   $42,885     $37,834     $47,183         $ 29,598         $147,492     $133,135
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.39%       1.36%       1.53%            1.84%(a)         2.14%        2.11%
   Expenses, excluding distribution
      fees..............................      1.14%       1.11%       1.28%            1.59%(a)         1.14%        1.11%
   Net investment income (loss).........       .08%        .57%        .44%             .06%(a)         (.69)%       (.27)%
For Class A, B, C and Z shares:
Portfolio turnover rate.................        50%         31%         65%              25%

                                                       July 13, 1994(b)
                                                           Through
                                                          April 30,
                                          1996(c)          1995(c)
                                          --------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  11.69         $  11.40
                                          --------          -------
Income from investment operations
Net investment income (loss)............      (.04)            (.06)
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................      1.84              .35
                                          --------          -------
   Total from investment operations.....      1.80              .29
                                          --------          -------
Less Distributions
Distributions in excess of net
   investment income....................     --             --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........     --             --
                                          --------          -------
   Total distributions..................     --             --
                                          --------          -------
Net asset value, end of period..........  $  13.49         $  11.69
                                          --------          -------
                                          --------          -------
TOTAL RETURN(d):........................     15.40%            2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $125,868         $106,081
Average net assets (000)................  $122,255         $ 85,623
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      2.28%            2.59%(a)
   Expenses, excluding distribution
      fees..............................      1.28%            1.59%(a)
   Net investment income (loss).........      (.33)%           (.71)%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate.................

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                         PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class C                                 Class Z
                                           ---------------------------------------------------     -------------------
                                                                              July 13, 1994(b)      Years Ended April
                                               Years Ended April 30,              Through                  30,
                                           ------------------------------        April 30,         -------------------
                                           1998(c)      1997      1996(c)         1995(c)          1998(c)      1997
                                           -------     ------     -------     ----------------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $ 15.12      13.49     $11.69           $11.40          $ 15.51     $ 13.68
                                           -------     ------     -------           -----          -------     -------
Income from investment operations
Net investment income (loss)............      (.11)      (.04)      (.04 )           (.06)             .04         .02
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................      6.18       2.23       1.84              .35             6.37        2.37
                                           -------     ------     -------           -----          -------     -------
   Total from investment operations.....      6.07       2.19       1.80              .29             6.41        2.39
                                           -------     ------     -------           -----          -------     -------
Less Distributions
Distributions in excess of net
   investment income....................      (.01)      --         --                --              (.19)      --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........     (1.80)      (.56)      --                --             (1.80)       (.56)
                                           -------     ------     -------           -----          -------     -------
   Total distributions..................     (1.81)      (.56)      --                --             (1.99)       (.56)
                                           -------     ------     -------           -----          -------     -------
Net asset value, end of period..........   $ 19.38     $15.12     $13.49           $11.69          $ 19.93     $ 15.51
                                           -------     ------     -------           -----          -------     -------
                                           -------     ------     -------           -----          -------     -------
TOTAL RETURN(d):........................     43.55%     16.41%     15.40%            2.54%           44.95%      17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $11,122     $8,010     $7,741           $7,260          $ 3,090     $11,949
Average net assets (000)................   $ 8,526     $8,002     $7,768           $6,094          $12,148     $ 7,958
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      2.14%      2.11%      2.28%            2.59%(a)         1.14%       1.11%
   Expenses, excluding distribution
      fees..............................      1.14%      1.11%      1.28%            1.59%(a)         1.14%       1.11%
   Net investment income (loss).........      (.66)%     (.25)%     (.30)%           (.71)%(a)         .26%        .22%

                                          April 15, 1996(b)
                                               Through
                                              April 30,
                                               1996(c)
                                          -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $ 13.40
                                                 -----
Income from investment operations
Net investment income (loss)............           .28
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................            --
                                                 -----
   Total from investment operations.....           .28
                                                 -----
Less Distributions
Distributions in excess of net
   investment income....................            --
Distributions paid to shareholders from
   net realized gains on investment and
   foreign currency transactions........            --
                                                 -----
   Total distributions..................            --
                                                 -----
Net asset value, end of period..........       $ 13.68
                                                 -----
                                                 -----
TOTAL RETURN(d):........................          2.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $   204(e)
Average net assets (000)................       $   203(e)
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.28%(a)
   Expenses, excluding distribution
      fees..............................          1.28%(a)
   Net investment income (loss).........           .54%(a)

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

REPORT OF INDEPENDANT ACCOUNTANTS           PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion expressed above. The accompanying financial highlights for the year ended April 30, 1996 and the period ended April 30, 1995 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 18, 1998
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

  The historical performance information contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

  Average Annual total returns ended 12/31/97 (in U.S. dollars)

                     EDGAR REPRESENTATION OF DATA POINTS
                           USED IN PRINTED GRAPHIC

              The Netherlands                         20.5%
              Spain                                   20.4%
              Sweden                                  20.4%
              Hong Kong                               19.7%
              Belgium                                 19.5%
              Switzerland                             17.9%
              USA                                     17.1%
              UK                                      16.6%
              France                                  15.6%
              Germany                                 12.1%
              Austria                                  9.6%
              Japan                                    6.6%

--------
Source: Morgan Stanley Capital International (MSCI). The above chart illustrates the performance of major world stock markets for the period ended December 31, 1997. MSCI country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of gross dividends. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment, nor is it indicative of the countries in which the Fund may invest. Investors cannot invest directly in stock indicies.

  This chart shows the long-term performance of various asset classes and the rate of inflation.


                          HISTORICAL PERFORMANCE DATA

                         EDGAR Representation of Chart
                            Value of $1.00 invested
                          on 1/1/26 through 12/31/97.

                       Small Stocks            $5,519.97
                       Common Stocks           $1,828.33
                       Long-Term Bonds            $39.07
                       Treasury Bills             $14.25
                       Inflation                   $9.02


Source: Prudential Investment Corporation based on data from Ibbotson Associates, EnCORR Software, Chicago, Illinois. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

  Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

  Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

  Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

  The following chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns of different bond market sectors and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

   YEAR               1987    1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
-------               ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
U.S. GOVERNMENT
TREASURY
BONDS/1/              2.0%    7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   -3.4%   18.4%    2.7%    9.6%

U.S. GOVERNMENT
MORTGAGE
SECURITIES/2/         4.3%    8.7%   15.4%   10.7%   15.7%    7.0%    6.8%   -1.6%   16.8%    5.4%    9.5%

U.S. INVESTMENT
GRADE CORPORATE
BONDS/3/              2.6%    9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   -3.9%   22.3%    3.3%   10.2%

U.S. HIGH YIELD
CORPORATE BONDS/4/    5.0%   12.5%    0.8%   -9.6%   46.2%   15.8%   17.1%   -1.0%   19.2%   11.4%   12.8%

WORLD GOVERNMENT
BONDS/5/             35.2%    2.3%   -3.4%   15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)

DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS IN PERCENT   33.2%   10.2%   18.8%   24.9%   30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1

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/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over
    150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Assocition (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.3 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions and Investments, May 12, 1997, Prudential was ranked third in terms of total assets under Management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $4 billion in assets and serves nearly 1.5 million customers across 50 states.
--------
/1/ Prudential Investments a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Index Series Fund, Mercator Assets Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund and the BlackRock Financial Management, Inc. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1997.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of December 31, 1997, Prudential Investments Fund Management LLC is the eighteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider, among other things, sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.
--------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conduct many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets. Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

  During 1997, approximately 29,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program.

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "stable outlook."

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
--------
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadvisor, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

                                     III-3

/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/ As of December 31, 1994.
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-4